Income Taxes	12 Months Ended
Dec. 31, 2010
Income Tax Disclosure [Abstract]
Income taxes

7. Income Taxes

Deferred taxes represent the net tax effects of the temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes. Temporary differences result primarily from the recording of tax benefits of net operating loss carry forwards and start-up costs that will be amortized for tax purposes once the Company begins doing business as defined by the Internal Revenue Code.

As of December 31, 2010, the Company has an insufficient history to support the likelihood of ultimate realization of the benefit associated with the deferred tax asset. Accordingly, a valuation allowance has been established for the full amount of the net deferred tax asset.

The Company's effective income tax rate differs from the amount computed by applying the federal statutory income tax rate to loss before income taxes as follows:

	2008	2009	2010
Income tax benefit at the federal statutory rate	(34%)	(34%)	(34%)
State income tax benefit, net of federal tax benefit	(6%)	(6%)	(6%)
Change in fair value of warrant liability	—	—	(7%)
Change in valuation allowance for deferred tax assets	40%	40%	47%

Total	—	—	—

Deferred taxes consisted of the following:

	December 31, 2009	December 31, 2010
Net operating loss carryforwards	$2,888,051	$4,617,671
Stock-based compensation	2,488,808	2,811,949
Less valuation allowance	(5,376,859)	(7,429,620)

Net deferred tax asset	$—	$—

At December 31, 2009 and December 31, 2010, the Company had approximately $7,220,127 and $11,544,178, respectively, of net operating loss carryforwards. Due to our equity financing transactions, and other owner shifts as defined in Section 382 of the Internal Revenue Code of 1986, as amended, or the Code, we incurred "ownership changes" pursuant to the Code. Accordingly, our use of net operating loss carryforwards is limited. We are currently studying the impact of Section 382 on the future realization of our various tax attributes. Such losses expire in 2024 through 2030 as of December 31, 2010. The utilization of the carryforwards is dependent upon the Company's ability to generate sufficient taxable income during the carryforward period.

As of the date of adoption of ASC 740 and the years ended December 31, 2010, 2009 and 2008, the tax returns for 2008 through 2010 remain open to examination by the Internal Revenue Service and state tax authority.